Other Assets - Schedule of Other Assets (Detail) - USD ($) $ in Thousands	Mar. 31, 2018	Mar. 31, 2017
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
Prepayment of land leased from ILA	$ 13,709	$ 13,939
Goodwill	7,201	7,192
Intangible assets and deferred costs, net	7,092	5,928
Severance pay fund	1,657	2,118
Other	293	458
Other assets	$ 29,952	$ 29,635